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                                                                     EXHIBIT 1
                                    FORM OF

                              Gateway 2000, Inc.
                           (a Delaware corporation)

                                Debt Securities
                                Preferred Stock
                                 Common Stock

                            UNDERWRITING AGREEMENT

                                                              ___________, _____

To the Representatives of the
 several Underwriters named in
 the respective Terms Agreements
 hereinafter described

Ladies and Gentlemen:

     Gateway 2000, Inc., a Delaware corporation (the "Company"), proposes to issue and sell, at up to an aggregate initial public offering price of $1,000,000,000, or the equivalent thereof in one or more foreign currencies or composite securities, including the euro, in one or more series, its (i) unsecured debt securities (the "Debt Securities"), (ii) shares of its preferred stock, $.01 par value per share (the "Preferred Stock"), and (iii) shares of its common stock, $.01 par value per share (the "Common Stock" and collectively with the Preferred Stock, the "Capital Stock") in one or more offerings on terms determined at the time of sale (the "Securities"). Each issue of Debt Securities may vary as to the aggregate principal amount, maturity date or dates, interest rate or rates and timing of payments thereof, redemption provisions, conversion provisions and sinking fund requirements, if any, and any other variable terms which the indenture applicable to such Debt Securities (the "Indenture") contemplates may be set forth in the Debt Securities as issued from time to time.

     Section 1.  Introduction.  Whenever the Company determines to make an
                 ------------
offering of Securities, it will enter into an agreement substantially in the form of Annex I hereto (the "Terms Agreement") providing for the sale of such Securities (the "Offered Securities") to, and the purchase and offering thereof by, the underwriter or underwriters named therein (the "Underwriters" or "you," which terms shall include the underwriter or underwriters named therein whether acting alone in the sale of the Offered Securities or as members of an underwriting syndicate). This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase any of the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Terms Agreement with respect to the Offered Securities specified therein. A
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Terms Agreement may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted.

     The Terms Agreement relating to each offering of Offered Securities shall specify, where applicable, the principal amount of the Offered Securities to be issued, the name or names of the Underwriters participating in such offering (subject to substitution as provided in Section 8 hereof) and the principal amount of the Offered Securities which each severally agrees to purchase, the name or names of the Underwriters acting as manager or co-managers in connection with such offerings, if any (the "Representatives," which term shall include each Underwriter in the event that there shall be no manager or co-managers), the price at which the Offered Securities are to be purchased by the Underwriters from the Company, the initial public offering price, the date, time and place of delivery and payment for such Offered Securities (such time and date, or such other time and date as the Representatives and the Company shall agree as the time for payment and delivery for such Securities being referred to as the "Time of Delivery" for such Securities), the number of shares to be issued in the case of the issuance of the Preferred Stock or Common Stock, to the extent the Offered Securities are Debt Securities, the Indenture applicable to the Debt Securities and, to the extent not otherwise specified in the applicable Indenture in the case of the issuance of the Debt Securities, their terms. Each offering of the Offered Securities will be governed by this Agreement, as supplemented by the applicable Terms Agreement, and this Agreement and such Terms Agreement shall inure to the benefit of and be binding upon each Underwriter participating in the offering of such Offered Securities.

     Section 2.  Representations and Warranties.  (a)  The Company represents
                 ------------------------------
and warrants to, and agrees with, each Underwriter that:

          (i) A registration statement on Form S-3 (File No. 333-______) (the "Initial Registration Statement") in respect of the Securities has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to or to be delivered by the Representative for each of the other Underwriters, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission, each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration

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     Statement, any post-effective amendment thereto and the Rule 462(b)
     Registration Statement, if any, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective (but excluding Form T-1), each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Securities, which has most recently been filed with the Commission on or prior to the date of this Agreement, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Offered Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing).

          (ii) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of an Underwriter expressly for use in the Prospectus as amended or supplemented relating to the applicable Offered Securities.

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          (iii)  The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and, as applicable, the Trust Indenture Act of 1939, as amended
     (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of an Underwriter expressly for use in the Prospectus as amended or supplemented relating to the applicable Offered Securities.

          (iv) The Company and its subsidiaries considered as a whole have not sustained since the date of the latest financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree which would be material to the Company and its subsidiaries taken as a whole, otherwise than as set forth, incorporated by reference or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise set forth, incorporated by reference or contemplated in the Prospectus, there has not been any change in the capital stock (other than upon exercise of outstanding stock options or warrants, or upon conversion of convertible securities outstanding on the date of the most recent balance sheet included in the Prospectus or pursuant to any Company stock option plan or other director or employee incentive or benefit plan or arrangement), any significant increase in the long-term debt of the Company and its subsidiaries taken as a whole, or any material adverse change, or any development which the Company has reasonable cause to believe will involve a prospective material adverse change, in or affecting the general affairs, management, consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole.

          (v) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to conduct its business as described in the Prospectus with only such exceptions as would not have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").

          (vi) The Company has an authorized capitalization as set forth or incorporated by reference in the Prospectus and all of the issued and outstanding shares of capital stock of the Company set forth or incorporated by reference in the Prospectus have been duly authorized and validly issued and are fully paid and non-assessable.

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          (vii)  The execution, delivery and performance of this Agreement, the applicable Terms Agreement, the applicable Indenture in the case of the issuance of Debt Securities, and the consummation of the transactions contemplated herein and therein will not conflict with or constitute a breach of, or a default under, any material indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject; nor will such action result in a violation of the provisions of the Company's Restated Certificate of Incorporation or bylaws, as amended, or any applicable law, rule, regulation, judgment, order or administrative or court decree; except for such conflicts, breaches, defaults or violations which would not have a Material Adverse Effect.

          (viii) No consent, approval, authorization, order, registration or qualification of any court or governmental authority or agency is required by the Company for the sale of the Offered Securities or the consummation of the other transactions contemplated by this Agreement, the applicable Terms Agreement, or the applicable Indenture in the case of the issuance of the Debt Securities, except as may be required under the Act, the Exchange Act, the Trust Indenture Act, any foreign or state securities or blue sky laws or any rules and regulations promulgated with respect to any of the foregoing.

          (ix) Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or By-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound except for such violations which would not have a Material Adverse Effect.

          (x) Other than (X) as set forth, incorporated by reference or contemplated in the Prospectus and (Y) litigation incident to the kind of business conducted by the Company and its subsidiaries, there are no legal or governmental proceedings pending to which the Company or its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or its subsidiaries, would have a Material Adverse Effect; and, to the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

          (xi) The Company is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

          (xii) The Company has complied and will comply with the provisions of Florida H.B. 1771, codified as Section 517.075 of the Florida Statutes, 1987, as amended, and all regulations promulgated thereunder relating to issuers doing business in Cuba.

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          (xiii)  The Company has reviewed its operations and the operations of its subsidiaries and has made inquiries of material suppliers, vendors and customers to evaluate the extent to which the business or operations of the Company or any of its subsidiaries may be affected by the "Year 2000 Problem." As a result of such review, at the date hereof the Company has no reason to believe, and does not believe, that the Year 2000 Problem, including costs of remediation, will have a Material Adverse Effect. The "Year 2000 Problem" shall mean any significant risk that computer hardware or software or embedded microchips used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000.

     (b) In the event the Offered Securities are Debt Securities, the Company additionally represents and warrants to, and agrees with, each Underwriter that:

          (i) The Debt Securities to be issued and sold pursuant to this Agreement and the applicable Terms Agreement have been, or will be at the time of sale thereof, duly authorized, and when issued, authenticated and delivered pursuant to this Agreement and the applicable Indenture, against payment of the consideration set forth in the applicable Terms Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, moratorium, fraudulent transfer, reorganization or other laws relating to or affecting creditors' rights and to general equity principles (regardless of whether enforcement is considered in a proceeding in equity or law), and except as enforcement thereof may be limited by (X) requirements that a claim with respect to any Debt Securities payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (Y) governmental authority to limit, delay or prohibit the making of payments outside the United States;

          (ii) The applicable Indenture has been duly authorized, and when duly executed and delivered by the Company and the applicable Trustee, will constitute a valid and legally binding instrument enforceable against the Company in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, moratorium, fraudulent transfer, reorganization or other laws relating to or affecting creditors' rights and to general equity principles (regardless of whether enforcement is considered in a proceeding in equity or law), and except as enforcement thereof may be limited by (X) requirements that a claim with respect to any Debt Securities payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (Y) governmental authority to limit, delay or prohibit the making of payments outside the United States; and

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          (iii)  The Debt Securities and the applicable Indenture conform in all material respects to the descriptions thereof in, or incorporated by reference into, the Prospectus and the applicable Prospectus Supplement.

     (c) In the event the Offered Securities are shares of Capital Stock, the Company additionally represents and warrants to, and agrees with, each Underwriter that:

          (i) The shares of Capital Stock to be issued and sold pursuant to this Agreement and the applicable Terms Agreement have been, or will be at the time of sale thereof, duly authorized, and when issued and delivered pursuant to this Agreement, against payment of the consideration set forth in the applicable Terms Agreement, will be validly issued and fully paid and non-assessable.

          (ii) The shares of Capital Stock to be sold in accordance with Section 2(c)(i) conform, or will conform at the time of sale thereof, in all material respects to the description thereof included in or incorporated by reference into the Prospectus and the applicable Prospectus Supplement and is not subject to preemptive or other similar rights.

     (d) In the event the Offered Securities are convertible into Capital Stock, the Company additionally represents and warrants to, and agrees with, each Underwriter that:

          (i) The shares of Capital Stock initially issuable upon conversion have been, or will be at the time of sale thereof, duly authorized and reserved for issuance, and when issued and delivered, pursuant to the terms of the applicable Securities, will be validly issued, fully paid and non-assessable.

          (ii) The Capital Stock conforms, or will conform at the time of sale of the applicable Offered Securities, in all material respects to the description thereof included in or incorporated by reference into the Prospectus and the applicable Prospectus Supplement and is not subject to preemptive or other similar rights.

     Section 3.  Offering by Underwriter.  Upon the execution of the Terms
                 -----------------------
Agreement applicable to any Offered Securities and authorization by the Representatives of the release of such Offered Securities, the several Underwriters propose to offer such Offered Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

     Section 4.  Sale and Delivery to the Underwriters.  The Offered Securities
                 -------------------------------------
to be purchased by each Underwriter pursuant to the Terms Agreement relating thereto, in the form specified in such Terms Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours notice to the Company prior to the Time of Delivery, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to the Representatives at least forty-eight hours prior to the Time of Delivery.

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     Section 5.  Covenants.
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     (a)  The Company covenants with each Underwriter as follows:

          (i) From the date of the applicable Terms Agreement, and for so long as a Prospectus is required to be delivered in connection with the sale of the Offered Securities covered by such Terms Agreement, the Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus which the Company proposes for use by you in connection with the offering of the Offered Securities which differs from the prospectus on file with the Commission at the time the Registration Statement became effective), will afford the Representatives with respect to the applicable Offered Securities the reasonable opportunity to comment on such proposed amendment or supplement proposed to be filed, and will not file any such amendment or supplement or use any such prospectus to which you or your counsel shall reasonably and timely object.

          (ii) To file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information.

          (iii) In the event of the issuance of a stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to promptly use its reasonable efforts to obtain the withdrawal of such order.

          (iv) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided that in connection therewith the Company shall not be required to qualify in any jurisdiction or to file a consent or otherwise subject itself to service of process in any jurisdiction.

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          (v) Prior to 1:00 p.m., New York City time, on the New York Business
     Day next succeeding the date of this Agreement and from time to time as reasonably required, to furnish the Underwriters with copies of the Prospectus in New York City as amended or supplemented in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or, in the case of the Debt Securities, the Trust Indenture Act, to notify the Representatives and to prepare and furnish without charge to the Representatives of such Securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus, a supplement to the Prospectus or such other documents which will correct such statement or omission or effect such compliance.

          (vi) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158).

          (vii) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

     (b) In the event the Offered Securities are Debt Securities, the Company additionally covenants with each Underwriter of such Debt Securities that during the period beginning from the date of the Terms Agreement for such Offered Securities and continuing to and including the later of (i) the termination of trading restrictions for such Offered Securities, as notified to the Company by the Representatives, and (ii) the Time of Delivery for such Offered Securities, not to offer, sell, contract to sell or otherwise dispose of any Debt Securities of the Company which mature more than one year after such Time of Delivery and which are substantially similar to such Offered Securities except for (X) proposed issues of Debt Securities with respect to which the Company shall have advised the Representatives in writing prior to the execution of the applicable Terms Agreement and (Y) except for such other Debt Securities with respect to which the Representatives have given their prior written consent (which consent shall not be unreasonably withheld or delayed).

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     (c) In the event the Offered Securities are shares of Capital Stock or are convertible into shares of Capital Stock, the Company additionally covenants with each Underwriter of such Offered Securities as follows:

          (i) The Company will not contract to sell or announce or make any offering, sale or other disposition of any shares of such Capital Stock included in such Offered Securities or any securities convertible into such shares of Capital Stock, as applicable, nor will the Company sell or grant options, rights or warrants with respect to any such Capital Stock (except pursuant to any Company stock option plan and other director or employee incentive and benefit plans, except under options or warrants existing on the date of the applicable Terms Agreement, except for sales of Capital Stock under currently effective secondary shelf registration statements, except for no more than _________ shares of Common Capital Stock issued as consideration for acquisitions and except for Capital Stock issued upon conversion of the then outstanding convertible securities) in each case during a period of 90 days after the commencement of the public offering of such Offered Securities referenced in this Section 5(c) hereof, except for
     (X) proposed issues of Capital Stock with respect to which the Company shall have advised the Representatives in writing prior to the execution of the applicable Terms Agreement and (Y) except for such other Capital Stock with respect to which the Representatives have given their prior written consent (which consent shall not be unreasonably withheld or delayed).

          (ii) The Company will use its best efforts to effect the listing of
     (X) Offered Securities that are shares of the Common Stock and (Y) shares of the Common Stock issuable upon the conversion of the Offered Securities on the New York Stock Exchange (and/or such other exchanges or trading markets on which the Common Stock is then listed or admitted for trading), and to cause such Offered Securities to be registered under the Exchange Act.

          (iii) In the case of the issuance of Offered Securities convertible into Capital Stock, the Company agrees to reserve and keep available at all times, free of preemptive rights, shares of Capital Stock issuable upon conversion of the Offered Securities.

     Section 6.  Payment of Expenses.  The Company covenants and agrees with the
                 -------------------
Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Offered Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters, (ii) the cost of printing or producing this Agreement, any Terms Agreement, any Indenture, in the case of the issuance of Debt Securities, and any blue sky Memoranda, (iii) all expenses in connection with the qualification of the Offered Securities for offering and sale under state securities laws as provided in Section 5(a)(iv) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in

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connection with the blue sky surveys; (iv) where applicable, any fees payable in connection with the rating of the Offered Securities; (v) any filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing the certificates evidencing Offered Securities; (vii) in the case of the issuance of Debt Securities, the fees and expenses of the Trustee in connection with the Indenture; and (viii) all other costs and expenses incident to the performance by the Company of its obligations hereunder which are not otherwise specifically provided for in this Section. Except as provided in this Section and in Section 8, the Underwriters will pay all of their own costs and expenses, including fees and disbursements of their counsel, stock transfer taxes on resale of any of the Offered Securities by them, and any advertising expenses which they may incur.

     Section 7.  Conditions of Underwriter's Obligations.  The obligations of
                 ---------------------------------------
the Underwriters of any Offered Securities under the Terms Agreement related to such Offered Securities to purchase such Offered Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties of the Company herein contained are, at and as of the applicable Time of Delivery for such Offered Securities, true and correct, to the performance by the Company of its obligations hereunder, and to the following further conditions:

     (a) At the applicable Time of Delivery, the Prospectus as amended or supplemented in relation to the applicable Offered Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for filing by the rules and regulations under the Act; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Act or proceedings therefor initiated or threatened by the Commission and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction.

     (b) At the applicable Time of Delivery, counsel for the Underwriters shall have furnished to the Representatives such written opinion or opinions, dated as of the applicable Time of Delivery with respect to the matters set forth in paragraphs (i), (ii), (iv), (vii) and (viii) of subsection (c)(1) below, and, as applicable, paragraphs (i) and (ii) of subsection (c)(2) below, paragraph (ii) of subsection (c)(3) below and paragraph (iii) of subsection (c)(4) below as well as such other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

     (c) At the applicable Time of Delivery, the Representative shall have received the favorable opinion, dated as of the applicable Time of Delivery, of William M. Elliott, Senior Vice President, General Counsel and Corporate Secretary, or another attorney employed by the Company acceptable to the Representatives (the "Company Attorney Opinion") in form and substance reasonably satisfactory to your counsel. With respect to matters of New York law, such counsel may rely, with your consent and approval, on the opinion of Kaye, Scholer,

Fierman, Hays & Handler, LLP, counsel to the Company, or such other New York counsel reasonably acceptable to the Representatives.

          (1) The Company Attorney Opinion shall be substantially to the effect that:

          (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to conduct its business as described in the Prospectus as amended and supplemented.

          (ii) The Company has an authorized capitalization as set forth or incorporated by reference in the Prospectus as amended and supplemented and all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

          (iii) To such counsel's knowledge, other than (X) as set forth, incorporated by reference or contemplated in the Prospectus as amended and supplemented and (Y) litigation incident to the kind of business conducted by the Company and its subsidiaries, there are no legal or governmental proceedings pending to which the Company or its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company, would have a Material Adverse Effect; and, to such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

          (iv) This Agreement and the applicable Terms Agreement have each been duly authorized, executed and delivered by the Company.

          (v) The execution and delivery of this Agreement, the applicable Terms Agreement, the applicable Indenture in the case of the issuance of Debt Securities and the consummation of the transactions contemplated herein and therein will not conflict with or constitute a breach of, or a default under, any material indenture, mortgage, loan agreement or other agreement or instrument, in each case known to such counsel and to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such actions result in a violation of the provisions of the Company's Restated Certificate of Incorporation or bylaws, as amended, or any applicable law or order, rule or regulation, known to such counsel of any court or governmental agency or body having jurisdiction over the Company or its properties, except for such conflicts, breaches, defaults or violations which would not have a Material Adverse Effect (except that such counsel need express no opinion in response to this item as to compliance with any disclosure requirements).

          (vi) No consent, approval, authorization, order, registration or qualification of any court or governmental authority or agency is required for the Company for the issue and sale of the Offered Securities or the consummation of the other transactions contemplated by this Agreement, the applicable Terms Agreement or the applicable

     Indenture in the case of the issuance of the Debt Securities, except as may be required under the Act, the Exchange Act, the Trust Indenture Act, any foreign or state securities or blue sky laws or any rules and regulations promulgated with respect to any of the foregoing in connection with the purchase and distribution of the Offered Securities by the Underwriters (such opinion may be limited to those consents, approvals, authorizations, orders, registrations and qualifications that, in such counsel's experience, are typically applicable to transactions of the type contemplated by this Agreement).

          (vii) The documents incorporated by reference into the Prospectus as amended or supplemented (other than the financial statements and related notes, the financial statement schedules and other financial, statistical or accounting data and schedules included therein, as to which no opinion need be rendered), when they were filed with the Commission, complied as to form in all material respects with the applicable requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

          (viii) At the time the Registration Statement became effective, the Registration Statement and the Prospectus (other than the financial statements and related notes, the financial statement schedules and other financial, statistical or accounting data and schedules included therein and in the documents incorporated by reference into the Prospectus, as to which no opinion need be rendered) appeared on its face to comply as to form in all material respects with the applicable requirements of the Act and the rules and regulations of the Commission thereunder and, to the extent applicable, the Trust Indenture Act and the rules and regulations of the Commission thereunder.

     (2) In the event the Offered Securities are Debt Securities, the Company Attorney's Opinion shall additionally be substantially to the effect that:

          (i) The applicable Indenture has been duly authorized, executed and delivered by the Company and is a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms (provided, that such counsel may take customary exceptions to such opinion to cover commonly known limitations on enforceability).

          (ii) The Debt Securities are substantially in the form established pursuant to the applicable Indenture, have been duly authorized, executed and delivered by the Company, and when issued and delivered by the Company against payment therefor in accordance with the terms of such Indenture, this Agreement and the applicable Terms Agreement will constitute Debt Securities under the terms of such Indenture and will constitute the valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms (provided, that such counsel may take customary exceptions to such opinion to cover commonly known limitations on enforceability).

          (iii) The applicable Indenture has been duly qualified under the Trust Indenture Act.

          (iv) The Debt Securities and the applicable Indenture conform in all material respects to the descriptions thereof set forth or incorporated by reference in the Prospectus and the applicable Prospectus Supplement.

(3) In the event the Offered Securities are convertible into shares of Capital Stock, the Company Attorney's Opinion shall additionally be substantially to the effect that:

          (i) Upon issuance and delivery of Offered Securities convertible into shares of Capital Stock in accordance with this Agreement, the applicable Terms Agreement, and the applicable Indenture in the case of the issuance of Debt Securities, such Offered Securities shall be convertible for shares of Capital Stock in accordance with the terms of such Offered Securities and the applicable Indenture in the case of Debt Securities.

          (ii) The shares of Capital Stock initially issuable upon conversion of such Offered Securities have been duly authorized and reserved for issuance and, when issued and delivered pursuant to the terms of the applicable Securities and the applicable Indenture in the case of Debt Securities, will be validly issued, fully paid and non-assessable.

          (iii) The Capital Stock conforms in all material respects to the description thereof set forth or incorporated by reference in the Prospectus and the applicable Prospectus Supplement and is not subject to preemptive or, to the counsel's knowledge, other similar rights.

          (iv) The information in the Prospectus and the applicable Prospectus Supplement under "Description of Capital Stock" (or a similar heading or headings) relating to the applicable Offered Securities to the extent that it constitutes matters of law or legal conclusions, has been reviewed by such counsel and is correct in all material respects.

          (v) The shares of Common Stock initially issuable upon the conversion of such Offered Securities, if applicable, have been approved for listing upon notice of issuance on the New York Stock Exchange (and/or such other principal exchanges or trading markets on which the Common Stock is then listed or admitted for trading).

(4) In the event the Offered Securities are shares of Capital Stock, the Company Attorney's Opinion shall additionally be substantially to the effect that:

          (i) The Capital Stock conforms in all material respects to the description thereof set forth or incorporated by reference in the Prospectus and the applicable Prospectus Supplement and is not subject to preemptive or, to counsel's knowledge, other similar rights.

          (ii) The information in the Prospectus and the applicable Prospectus Supplement under "Description of Capital Stock" (or a similar heading or headings) relating to the applicable Offered Securities to the extent that it constitutes matters of law or legal conclusions, has been reviewed by such counsel and is correct in all material respects.

          (iii) The Capital Stock to be issued and sold pursuant to this Agreement and the applicable Terms Agreement has been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and the applicable Terms Agreement and, when issued and delivered by the Company pursuant to this Agreement and the applicable Terms Agreement against payment of the consideration set forth in the applicable Terms Agreement, will be validly issued and fully paid and non-assessable.

          (iv) The shares of Common Stock to be issued and sold pursuant to this Agreement and the applicable Terms Agreement, if applicable, have been approved for listing upon notice of issuance on the New York Stock Exchange (and/or such other principal exchanges or trading markets on which the Common Stock is then listed or admitted for trading).

     In addition to the matters set forth above, such opinion shall additionally state that although such counsel has not independently verified and is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus, except to the extent specified, as applicable, in paragraph (vii) of subsection 7(c)(1), paragraph (iv) of subsection 7(c)(2), paragraphs (iii) and
(iv) of subsection 7(c)(3) or paragraphs (i) or (ii) of subsection 7(c)(4), nothing has come to such counsel's attention that leads such counsel to believe that the Registration Statement (other than the financial statements and related notes, the financial statement schedules and other financial, statistical or accounting data and schedules included or incorporated by reference therein, as to which such counsel need express no belief), at the time it became effective (or in the case of documents incorporated by reference, when such document became effective or was so filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as amended or supplemented (other than the financial statements and related notes, the financial statement schedules and other financial, statistical or accounting data and schedules included or incorporated by reference therein, as to which such counsel need express no belief), at the date of the applicable Terms Agreement and the applicable Time of Delivery, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (d) On the date of the Terms Agreement for such Offered Securities at a time prior to the execution of the Terms Agreement with respect to such Offered Securities and at the Time of Delivery for such Offered Securities, the independent accountants of the Company who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated the respective dates of delivery thereof, in form and substance reasonably satisfactory to the Representative, to substantially the effect set forth in Annex II hereto.

     (e) (i) The Company and its subsidiaries taken as a whole shall have not sustained since the date of the latest financial statements included or incorporated by reference in the Prospectus as amended or supplemented prior to the date of the Terms Agreement relating to the applicable offered Securities any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth, incorporated by reference or contemplated in the Prospectus as amended and supplemented, and (ii) since the respective dates as of which information is given in the Registration Statement and the Prospectus as amended and supplemented there shall not have been any change in the capital stock (other than upon exercise of outstanding stock options or warrants or upon conversion of convertible securities outstanding at the date of the most recent balance sheet included in the Prospectus as amended or supplemented or pursuant to any Company stock option plan or other director or employee incentive or benefit plan or arrangement) or any significant increase in long-term debt of the Company and its subsidiaries taken as a whole or any change, or any development involving a prospective change, in or affecting the general affairs, management, consolidated financial position, stockholders= equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth, incorporated by reference or contemplated in the Prospectus as amended and supplemented, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representative so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Offered Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented.

     (f) On or after the date of the applicable Terms Agreement (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock.

     (g) On or after the date of the applicable Terms Agreement there shall not have occurred any of the following: (i) a suspension or material limitation in trading in the Common Stock or securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or state authorities; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iii) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Offered Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented.

     (h) The Company shall have complied with the provisions of Section 5(a)(vi) hereof.

     (i) The Company shall have furnished or caused to be furnished to the Representatives, dated as of the applicable Time of Delivery for the Offered Securities a certificate or certificates of officers of the Company reasonably satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (e) of this Section.

     Section 8.  Indemnification.  (a)  The Company will indemnify and hold
                 ---------------
harmless each Underwriter against any losses, claims, damages or liabilities to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter expressly for use therein; provided, further, however, that this indemnity agreement does not apply to any losses, claims, damages or liabilities arising out of any untrue statement or omission or alleged untrue statement or omission made in a preliminary prospectus or preliminary prospectus supplement, as the case may be, but eliminated or remedied in the Prospectus as amended and supplemented if a copy of such Prospectus (excluding documents incorporated therein by reference) was not delivered by an Underwriter to the person asserting the claim arising from such untrue statement or omission or such alleged untrue statement or omission, at or prior to the time required by the Act.

     (b) Each Underwriter will indemnify and hold harmless the Company, its directors, each of the Company's officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act against any and all losses, claims, damages and liabilities which the Company or any such director, officer or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Underwriter expressly for use therein and will reimburse the Company and its directors, officers and controlling persons for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this indemnity agreement. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any appropriate local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

     (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the applicable Offered Securities on the other from the offering of the applicable Offered Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the applicable Offered Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters of the applicable Offered Securities on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters.

     The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters= obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

     Section 9.  Default.  (a)  If any Underwriter or Underwriters default in
                 -------
their obligations to purchase Offered Securities under an applicable Terms Agreement and the aggregate amount of the Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the aggregate amount of the Offered Securities, the Representatives may make arrangements satisfactory to the Company for the purchase by the Time of Delivery of such Offered Securities by other persons, including any of the Underwriters. If no such arrangements are made by the Time of Delivery, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments under this Agreement and the Terms Agreement, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase.

     (b) If any Underwriter or Underwriters so default and the aggregate amount of the Offered Securities with respect to which such default or defaults occur exceeds 10% of the aggregate amount of the Offered Securities and arrangements satisfactory to the Representatives and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, such Terms Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section 10.

     As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. As used in this Section only, the "aggregate amount" of Offered Securities which are Debt Securities shall mean the aggregate principal amount of the applicable

Debt Securities and the "aggregate amount" of Offered Securities which are Capital Stock shall mean the aggregate number of shares of the applicable Capital Stock. No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under the applicable Terms Agreement or this Agreement.

     In the event of a default by any Underwriter or Underwriters as set forth in this Section 9(b), either the Representatives or the Company shall have the right to postpone the applicable Time of Delivery for a period not exceeding seven days in order that any required changes in the Registration Statement, Prospectus or applicable Prospectus Supplement, or in any other documents or arrangements, may be effected.

     Section 10.  Representations, Warranties and Agreements to Survive
                  -----------------------------------------------------
Delivery.  All agreements, representations and warranties contained in this
--------
Agreement and the applicable Terms Agreement shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payments for the Offered Securities.

     Section 11.  Representatives.  In all dealings hereunder, the
                  ---------------
Representatives of the Underwriters of Offered Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Terms Agreement.

     Section 12.  Notices.  All statements, requests, notices and agreements
                  -------
hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Terms Agreement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representative upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     Section 13.  Parties.  This Agreement and each Terms Agreement shall be
                  -------
binding upon and inure solely to the benefit of the Underwriters, the Company and, to the extent provided in Sections 7 and 9 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Terms Agreement. No purchaser of any of the Offered Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     Section 14.  Governing Law and Time.  This Agreement and each Terms
                  ----------------------
Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     Section 15.  Counterparts.  This Agreement and each Terms Agreement may be
                  ------------
executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between you and the Company in accordance with its terms.

Very truly yours,

GATEWAY 2000, INC.

By: _____________________________
    Name:
    Title:

CONFIRMED AND ACCEPTED,  as of the date first above written:

By:

By: _____________________________
    Name:
    Title:

                                                                       ANNEX I-A

                              GATEWAY 2000, INC.

                                Debt Securities

                                TERMS AGREEMENT

___________ __, ____

To:   Gateway 2000, Inc.
      4545 Towne Centre Court
      San Diego, CA 92121
      Attention:  Treasurer

Dear Sirs:

      We understand that Gateway 2000, Inc., a Delaware corporation (the "Company"), proposes to issue and sell $___________ aggregate principal amount of its Debt Securities. Subject to the terms and conditions set forth herein or incorporated by reference herein, the underwriter(s) named below (the "Underwriter(s)") hereby offer(s) to purchase such Offered Securities.

      The Offered Securities to be purchased by the Underwriter(s), which are to be issued under an Indenture dated as of ___________, 199_ between the Company and ________________________________, as Trustee, shall have the following terms:

Title:

Initial Offering Price to Public:

Purchase Price by Underwriters:

Closing Date, Time and Location:

Form of Offered Securities:

Specified Funds for Payment of Purchase Price:

Date of Maturity:

Interest Rate:

Interest Payment Dates:

Redemption Provisions:

Sinking Fund Provisions:

Conversion Provisions:

Extendable Provisions:

Floating Rate Provisions:

Defeasance Provisions:

Other Provisions:

Additional Closing Conditions:

Names and Addresses of Manager or Co-Managers:

     All of the provisions contained in the Underwriting Agreement dated as of ____________ __, ____, a copy of which is attached hereto as Annex A, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined. Each Underwriter severally agrees, subject to the terms and provisions of this Terms Agreement, including the terms and provisions incorporated by reference herein, to purchase from the Company the principal amount of the Offered Securities set forth opposite its name.

     PRINCIPAL NAME        AMOUNT



     Any notice by the Company to the Underwriter(s) pursuant to this Terms Agreement shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication addressed to:
_______________________; Attention: __________.

     Please accept this offer by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us.

[Manager]

By: ____________________________
    Name:
    Title:


Accepted this _____ day of __________, _____:

Gateway 2000, Inc.

By: _____________________________
    Name:
    Title:

                                                                       ANNEX I-B

                              GATEWAY 2000, INC.

                                Preferred Stock

                                TERMS AGREEMENT

___________ __, ___

To:  Gateway 2000, Inc.
     4545 Towne Centre Court
     San Diego, CA 92121
     Attention:  Treasurer

Dear Sirs:

     We understand that Gateway 2000, Inc., a Delaware corporation (the "Company"), proposes to issue and sell ___________ shares of its preferred stock, $.01 par value per share (the "Preferred Stock"). Subject to the terms and conditions set forth herein or incorporated by reference herein, the underwriter(s) named below (the "Underwriter(s)") hereby offer(s) to purchase such Offered Securities.

     The Offered Securities to be purchased by the Underwriter(s) shall have the following terms:

Title:

Initial Offering Price Per Share to the Public:

Purchase Price Per Share to the Underwriters:

Closing Date, Time and Location:

Names and Addresses of Manager or Co-Managers:

     All of the provisions contained in the Underwriting Agreement dated as of ____________ __, ____, a copy of which is attached hereto as Annex A, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined. Each Underwriter severally agrees, subject to the terms and provisions of this Terms Agreement, including the terms and provisions incorporated by reference herein, to purchase from the Company the number of shares of Preferred Stock set forth opposite its name.

          NAME            NUMBER OF SHARES



     Any notice by the Company to the Underwriter(s) pursuant to this Terms Agreement shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication addressed to:
_______________________; Attention: __________.

     Please accept this offer by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us.

[Manager]

By:_____________________________
   Name:
   Title:

Accepted this _____ day of _________, _____:

Gateway 2000, Inc.

By:_____________________________
   Name:
   Title:

                                                            ANNEX I-C

                              GATEWAY 2000, INC.

                                 Common Stock

                                TERMS AGREEMENT

___________ __, ____

To:  Gateway 2000, Inc.
     4545 Towne Centre Court
     San Diego, CA 92121
     Attention:  Treasurer

Dear Sirs:

     We understand that Gateway 2000, Inc., a Delaware corporation (the "Company"), proposes to issue and sell ___________ shares of its common stock, $.01 par value per share (the "Common Stock"). Subject to the terms and conditions set forth herein or incorporated by reference herein, the underwriter(s) named below (the "Underwriter(s)") hereby offer(s) to purchase such Offered Securities.

     The Offered Securities to be purchased by the Underwriter(s) shall have the following terms:

Title:

Initial Offering Price Per Share to the Public:

Purchase Price Per Share to the Underwriters:

Closing Date, Time and Location:

Names and Addresses of Manager or Co-Managers:

     All of the provisions contained in the Underwriting Agreement dated as of ____________ __, ____, a copy of which is attached hereto as Annex A, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined. Each Underwriter severally agrees, subject to the terms and provisions of this Terms Agreement, including the terms and provisions incorporated by reference herein, to purchase from the Company the number of shares of Common Stock set forth opposite its name.

          NAME            NUMBER OF SHARES


     Any notice by the Company to the Underwriter(s) pursuant to this Terms Agreement shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication addressed to:
_______________________; Attention: __________.

     Please accept this offer by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us.

[Manager]

By:_____________________________
   Name:
   Title:

Accepted this _____ day of _________, _____:

Gateway 2000, Inc.

By:_____________________________
   Name:
   Title:

                                                                        ANNEX II


     Pursuant to Section 7(d) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriter substantially to the effect that:

     (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder.

     (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus as amended or supplemented, when they were filed with the Commission, complied as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representative or representatives of the Underwriters (the "Representatives") such term to include an Underwriter or Underwriters who act without any firm being designated as its or their representatives.

     (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's quarterly reports on Form 10-Q incorporated by reference into the Prospectus; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations.

     (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year incorporated by reference in the Prospectus agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years.

     (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302 and 402, respectively, of Regulation S-K;

     (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

           (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

           (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

           (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

           (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

           (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and warrants and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus or pursuant to any Company stock option plan or other director or employee incentive or benefit plan or arrangement) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

           (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter.

    (vii) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

     All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Terms Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Offered Securities for purposes of the letter delivered at the Time of Delivery for such Offered Securities.